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                                                                   EXHIBIT 10.11

                             SEVENTH AMENDMENT TO

                             TAX SHARING AGREEMENT

                                 by and among

                                  AT&T CORP.,

                          LIBERTY MEDIA CORPORATION,
               for itself and each member of the Liberty Group,

                          TELE-COMMUNICATIONS, INC.,

                          LIBERTY VENTURES GROUP LLC,

                           LIBERTY MEDIA GROUP LLC,

                               TCI STARZ, INC.,

                            TCI CT HOLDINGS, INC.,

                                      and

           each Covered Entity listed on the signature pages hereof,



                         dated as of December 30, 1999

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          This Seventh Amendment, dated as of December 30, 1999 (this "Seventh
Amendment"), to the Tax Sharing Agreement (the "Agreement") dated as of March 9, 1999, as amended by the First Amendment to the Tax Sharing Agreement dated as of May 28, 1999, the Second Amendment (the "Second Amendment") to the Tax Sharing Agreement dated as of September 24, 1999, the Third Amendment to the Tax Sharing Agreement dated as of October 20, 1999, the Fourth Amendment to the Tax Sharing Agreement dated as of October 28, 1999, the Fifth Amendment to the Tax Sharing Agreement dated as of December 6, 1999, and the Sixth Amendment to the Tax Sharing Agreement dated as of December 10, 1999, is entered into by and among AT&T Corp., a New York corporation ("AT&T"), Liberty Media Corporation, a Delaware corporation ("Liberty"), for itself and on behalf of each member of the Liberty Group, Tele-Communications, Inc., a Delaware corporation, Liberty Ventures Group LLC, a Delaware limited liability company, Liberty Media Group LLC, a Delaware limited liability company, TCI Starz, Inc., a Colorado corporation, TCI CT Holdings, Inc., a Delaware corporation, each Covered Entity listed on the signature pages hereof, and each entity which becomes a party to the Agreement pursuant to Section 23 thereto. Unless otherwise stated herein, capitalized terms used in this Seventh Amendment shall have the meaning ascribed to such terms in the Agreement.

          WHEREAS, the parties have entered into the Agreement which governs the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group;

          WHEREAS, following the merger of SounDelux Entertainment Group, Inc., a California corporation ("SounDelux California") with and into its wholly owned subsidiary, Soundelux Entertainment Group of Delaware, Inc., a Delaware corporation ("Soundelux") and the reclassification of the stock of Soundelux, as the surviving corporation in such merger, AT&T intends to acquire Soundelux in a transaction qualifying as a tax-free reorganization under Section 368(a) of the Code pursuant to an Agreement and Plan of Merger dated as of December 30, 1999 (the "Soundelux Merger Agreement") for and on behalf of the Liberty Group;

          WHEREAS, the parties intend that any Tax Items arising from or relating to the Soundelux Merger (as defined below), including any Tax Items of Soundelux or any of its direct or indirect assets or subsidiaries, shall be considered Tax Items attributable to the Liberty Group except to the extent set forth herein; and

          WHEREAS, the parties now wish to amend the Agreement in certain respects to clarify the intent of the parties with respect to the sharing, allocation and reimbursement of federal, state, local and foreign taxes by the members of the Common Stock Group and the Liberty Group and to make such other amendments, as provided herein;

          NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties hereby amend the Tax Sharing Agreement as follows:

          1.   The Agreement is amended by inserting as Section 3(d)(xvi):

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          "(xvi)    Soundelux Merger.  Any Tax Item arising from or relating to
                    ----------------
Soundelux, SounDelux California, C-Group Merger Corp. ("Soundelux Merger Sub") or any of their respective direct or indirect subsidiaries or affiliates (or any predecessor or successor of any of the foregoing under applicable corporate, limited liability company, partnership or other organizational law) (the "Soundelux Entities"); the status of any member of the Common Stock Group as the successor under Code Section 381 (or comparable provision of state, local or foreign Tax law) to any of the Soundelux Entities; any direct or indirect asset, liability, business, investment or operation of any of the Soundelux Entities; the merger of Soundelux Merger Sub with and into Soundelux (the "Soundelux Merger"), the Soundelux Merger Agreement, the Reclassified Company Charter (as defined in the Soundelux Merger Agreement), the Post-Merger Restructuring Transactions (as defined in the Soundelux Merger Agreement), the Todd Contributions (as defined in the Soundelux Merger Agreement), the Reincorporation Merger (as defined in the Soundelux Merger Agreement), the Reclassification (as defined in the Soundelux Merger Agreement), the MTS Earnout (as defined in the Soundelux Merger Agreement), the Escrow Agreement (as defined in the Soundelux Merger Agreement), the Registration Rights Agreement (as defined in the Soundelux Merger Agreement), the Shareholders Agreement (as defined in the Soundelux Merger Agreement), the issuance of New Liberty Media Group Tracking Stock in the Soundelux Merger or any other transaction contemplated by the Soundelux Merger Agreement, the Reclassified Company Charter (as defined in the Soundelux Merger Agreement), the Sixth Supplement to Inter-Group Agreement dated December 30, 1999 (the "Sixth Supplement"), or this Seventh Amendment, the Escrow Agreement (as defined in the Soundelux Merger Agreement), the Registration Rights Agreement (as defined in the Soundelux Merger Agreement), the Shareholders Agreement (as defined in the Soundelux Merger Agreement), or any other document to which Soundelux, Liberty or any of their respective Subsidiaries (as defined in the Soundelux Merger Agreement) or Affiliates (as defined in the Soundelux Merger Agreement) is a party that is referred to in the Soundelux Merger Agreement, the Reclassified Company Charter (as defined in the Soundelux Merger Agreement), the Sixth Supplement, the Escrow Agreement (as defined in the Soundelux Merger Agreement), the Registration Rights Agreement (as defined in the Soundelux Merger Agreement), the Shareholders Agreement (as defined in the Soundelux Merger Agreement), or this Seventh Amendment or executed in connection therewith (any of the foregoing Tax Items specified in this sentence shall be referred to hereinafter as a "Soundelux Tax Item"), shall be for the account of the Liberty Group (except to the extent otherwise provided in this Section 3(d)(xvi) with respect to any Soundelux Tax Item), and Liberty shall pay AT&T any Tax (or any reduction in any Tax refund, credit or other benefit) attributable thereto. Notwithstanding anything in the preceding sentence to the contrary, any Soundelux Tax Item shall be for the account of AT&T hereunder if, and to the extent that, such Soundelux Tax Item arises directly from and would not have arisen but for (i) any breach by AT&T or Soundelux Merger Sub of any of their representations or covenants in Sections 2.8(a), 5.4 and (except to the extent of any conflict between the requirements of Section 10.1 of the Soundelux Merger Agreement and Article 9 of this Agreement) 10.1 of the Soundelux Merger Agreement or (ii) any breach by AT&T of any representation or covenant in the Inter-Group Agreement (except in the case of clauses (i) and

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(ii), to the extent arising out of or relating to the adoption by the Capital
Stock Committee of the AT&T Board of Directors of the resolutions attached as Exhibit A to the Second Supplement to the Inter-Group Agreement, dated as of September 24, 1999 (the "Second Supplement") or any action taken by AT&T or any other member of the Common Stock Group in good faith in accordance with the terms of the Second Supplement or Second Amendment in connection with the Stock Repurchase Program (as defined in the Second Supplement) or any Repurchase Transaction or any action taken by AT&T at the request of Liberty as contemplated by Section 1.2(d) of the Sixth Supplement or otherwise in writing), and AT&T shall pay to the applicable Governmental Authority or to Liberty any Tax, and shall pay to Liberty any reduction in any Tax refund, credit or other benefit that is for the account of Liberty hereunder, attributable thereto."

          2. The Agreement is amended by (i) deleting in Section 9(b) the word "or" after the words "or any Subsidiary of 4MC during any such period for such period," and before the words "(V) Todd for any taxable period ..." and (ii) inserting in Section 9(b) the words ", or (VI) Soundelux for any taxable period ending on or prior to the date of the closing of the Soundelux Merger or any Subsidiary of Soundelux during any such period for such period" after the words "or any Subsidiary of Todd during any such period for such period" and before the words "; provided, however, that (i) AT&T shall be entitled to participate ...."

          3. The Agreement is amended by (i) inserting in Section 3(d)(xiv) the words "Soundelux Merger Sub," after the words "Todd Merger Sub," and before the words "nor 4MC Merger Sub ..."; (ii) inserting in Section 3(d)(xiv) the words "Soundelux Merger Agreement," after the words "Todd Merger Agreement," and before the words "or 4MC Merger Agreement ..."; and (iii) inserting in Section 3(d)(xiv) the word "Soundelux," after the words "any action (or failure to act) of any of AGI, Ascent, Todd," and before the words "4MC or any of their respective subsidiaries ...."

          4. The agreement is amended by (i) inserting in Section 3(d)(xv) the words ""Soundelux Transaction Documents" shall mean the Soundelux Merger Agreement, the Sixth Supplement, the Seventh Amendment, the Reclassified Company Charter (as defined in the Soundelux Merger Agreement), the Shareholders Agreement (as defined in the Soundelux Merger Agreement), the Escrow Agreement (as defined in the Soundelux Merger Agreement), or the Registration Rights Agreement (as defined in the Soundelux Merger Agreement), or any other document to which Soundelux, Liberty or any of their respective Subsidiaries (as defined in the Soundelux Merger Agreement) or Affiliates (as defined in the Soundelux Merger Agreement) is a party that is referred to in the Soundelux Merger Agreement, the Sixth Supplement, the Seventh Amendment, the Reclassified Company Charter (as defined in the Soundelux Merger Agreement), the Escrow Agreement (as defined in the Soundelux Merger Agreement), the Shareholders Agreement (as defined in the Soundelux Merger Agreement) or the Registration Rights Agreement (as defined in the Soundelux Merger Agreement) or executed in connection therewith." after the words "or this Sixth Amendment or executed in connection therewith." and before the words ""Todd/AT&T Option" shall mean ..." and (ii) inserting in Section 3(d)(xv) the

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words "Soundelux Transaction Documents," after the words "pursuant to any of the
Todd Transaction Documents," and before the words "the Contribution
Agreement ..."

          5. Except as otherwise expressly provided herein, the Agreement shall continue in full force and effect without modification.
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          IN WITNESS WHEREOF, each of the parties has caused this Seventh
Amendment to be executed by its respective duly authorized officer as of the date first set forth above.



                                    AT&T CORP.


                                    By:/s/ Robert S. Feit
                                       ------------------
                                    Name:  Robert S. Feit
                                    Title: Assistant Secretary



                                    LIBERTY MEDIA CORPORATION, for
                                    itself and for each member of the Liberty
                                    Group


                                    By:/s/ Charles Y. Tanabe
                                       ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President

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Each of the Covered Entities listed below on this page hereby executes this
Seventh Amendment as a member of the Liberty Group to acknowledge that such Person is bound by this Seventh Amendment as a member of the Liberty Group:


                                    LIBERTY SP, INC.



                                    By:/s/ Charles Y. Tanabe
                                       ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President


                                    LIBERTY AGI, INC.



                                    By:/s/ Charles Y. Tanabe
                                       ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President


                                    LMC INTERACTIVE, INC.



                                    By:/s/ Charles Y. Tanabe
                                       ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President
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                                    TELE-COMMUNICATIONS, INC.



                                    By:/s/ Stephen M. Brett
                                       --------------------
                                    Name:  Stephen M. Brett
                                    Title: Sr. Executive Vice President


                                    LIBERTY VENTURES GROUP LLC



                                    By:/s/ Stephen M. Brett
                                       --------------------
                                    Name:  Stephen M. Brett
                                    Title: Vice President


                                    LIBERTY MEDIA GROUP LLC



                                    By:/s/ Charles Y. Tanabe
                                       ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President

                                    TCI STARZ, INC.



                                    By:/s/ Stephen M. Brett
                                       --------------------
                                    Name:  Stephen M. Brett
                                    Title: Vice President


                                    TCI CT HOLDINGS, INC.



                                    By:/s/ Charles Y. Tanabe
                                       ---------------------
                                    Name:  Charles Y. Tanabe
                                    Title: Senior Vice President